Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K/A for the period ending June 30, 2008.  The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   October 28, 2008                          /s/     Fred Zolla
Fred Zolla
President and Chief Executive Officer(Principal Executive Officer)

Dated:   October 28, 2008                          /s/     Craig Stout
Craig Stout
Chief Operating Officer and Interim Chief Financial Officer